UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 15, 2011
Date of Report (Date of earliest event reported)

URANERZ ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

NEVADA	001-32974	98-0365605
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

1701 East “E” Street
PO Box 50850
Casper, Wyoming, USA	85605
(Address of principal executive offices)	(Zip Code)

604-689-1659
Registrant's telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders

Results of Annual General and Special Meeting of Shareholders

On June 15, 2011, Uranerz Energy Corporation held its annual general meeting of shareholders at the Hilton Garden Inn, 1150 N. Poplar Street, Casper, Wyoming at 9:30 a.m. local time. Shareholders representing 56,805,071 shares or 74% of the shares authorized to vote (76,404,574) were present in person or by proxy, representing a quorum for the purposes of the annual general meeting. The shareholders approved the following:

Proposal #1 – Election of Directors
The election of the Nominees to the Company’s Board to serve until the Company’s 2012 Annual Meeting of Shareholders or until successors are duly elected and qualified:
                   Glenn Catchpole
                   George Hartman
                   Dennis Higgs
                   Paul Saxton
                   Gerhard Kirchner
                   Peter Bell
Arnold Dyck	For	Against	Withheld	Spoiled	Non Vote
	41,221,711 41,085,639 41,091,516 40,884,084 41,220,951 40,763,605 41,165,772	0 0 0 0 0 0 0	299,914 435,986 430,109 637,541 300,674 758,020 355,853	0 0 0 0 0 0 0	15,283,446 15,283,446 15,283,446 15,283,446 15,283,446 15,283,446 15,283,446
Proposal #2 – Articles Amendment To ratify the amendment of the Company’s Articles of Incorporation to increase the number of authorized shares of common stock from 200,000,000 to 750,000,000	For	Against	Abstain	Spoiled	Non Vote
	48,831,876	7,215,950	757,245	0	0
Proposal #3 – Stock Option Plan Amendment
To amend the 2005 Nonqualified Stock Option Plan by increasing the number of shares authorized for issuance under the plan from 10,000,000 to 30,000,000 and extending the plan termination date for an additional 10 years	For	Against	Abstain	Spoiled	Non Vote
	31,221,153	9,571,056	729,416	0	15,283,446
Proposal #4 – Ratification of the Appointment of Auditors To ratify the appointment of Manning Elliot LLP	For	Against	Abstain	Spoiled	Non Vote
	56,172,047	255,495	377,529	0	0
Proposal #5 –Advisory Vote on Executive Compensation	For	Against	Abstain	Spoiled	Non Vote
	40,776,760	294,800	450,065	0	15,283,446

Proposal #6 – Advisory Vote on Frequency of Advisory Vote on Executive Compensation	1 Year	2 Years	3 Years	Abstain	Spoiled	Non Vote
	5,266,261	826,361	34,835,991	593,012	0	15,283,446

All Nominees for election to the Company’s Board were elected to the Board and will serve until the Company’s 2012 annual meeting of shareholders or until successors are duly elected and qualified. The Articles Amendment, the Stock Option Plan Amendment, the proposal to ratify the appointment of the Company’s Independent Registered Public Accounting Firm for the 2011 fiscal year and the proposal for the advisory vote on the compensation of named executive officers were each approved. In relation to the proposal on the frequency of future advisory votes on the compensation of named executive officers, the frequency of every 3 years received the most votes, and therefore is the advisory recommendation of the shareholders of the Company.

Board Determination of the Frequency of Advisory Vote on Executive Compensation

In consideration of the advisory vote of the shareholders of the Company that an advisory vote on executive compensation should take place every three years and in consideration of the previous recommendation of the Company’s Board and Compensation Committee that the advisory vote on executive compensation should take place every three years, on June 15, 2011, the Company’s Board passed a resolution that the advisory vote on executive compensation will take place every three years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URANERZ ENERGY CORPORATION

DATE: June 21, 2011	By:	/s/ “Sandra MacKay”
Sandra MacKay
Corporate Secretary